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                               GUARANTY AGREEMENT


     THIS GUARANTEE AGREEMENT (this "Guaranty") is made as of the ___ day of October, 1996, by the undersigned (hereinafter referred to as the "Guarantor"), to and for the benefit of WACHOVIA BANK OF SOUTH CAROLINA, N.A., a national
banking association (the "Bank").   The Bank has agreed to extend credit to
KEMET Corporation, a Delaware corporation (the "Borrower") in the principal amount of up to $10,000,000 upon the terms and conditions set forth in the Swing Line Note dated as of even date herewith executed by the Borrower, payable to the order of the Bank, in the principal amount of up to $10,000,000 (the "Swing Line Note"). As a condition to extending such credit, the Bank has required the execution and delivery of this Guaranty. Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Swing Line Note.

     NOW THEREFORE, in consideration of Swing Line Loans extended by the Bank to the Borrower under the Swing Line Note and for other consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor agrees as follows:

     1. Guaranty. The Guarantor hereby unconditionally, absolutely guarantees to the Bank, its successors and assigns, that the Borrower will duly and punctually pay and perform, at the place specified therefor, all indebtedness, obligations and liabilities, direct or indirect, matured or unmatured, primary or secondary, certain or contingent, of the Borrower to the Bank now or hereafter owing or incurred pursuant to the Swing Line Note (including without limitation reasonable attorney's fees and other costs and expenses incurred by the Bank in attempting to collect or enforce any of the foregoing after an Event of Default) accrued to the date of payment hereunder (collectively the "Obligations" and individually, an "Obligation").

     2. Guaranty Absolute. This Guaranty is an absolute, unconditional, continuing and unlimited guaranty of the full and punctual payment and performance by the Borrower of the Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Bank first attempt to collect any of the Obligations from the Borrower, or any other person, or resort to any security for the Obligations or this Guaranty or to other means of obtaining payment of any of the Obligations which the Bank now has or may acquire after the date hereof, or upon any other contingency whatsoever, and the Bank may proceed hereunder against the Guarantor in the first instance to collect the Obligations when due, without first proceeding against the Borrower or any other person and without first resorting to any security or other means of obtaining payment. The obligations of the Guarantor hereunder are irrevocable, absolute and unconditional, irrespective of genuineness, validity, regularity or enforceability of the Obligations or any security given therefor or in connection therewith or any other circumstance (except payment to, or express written waiver, release or consent by, the Bank) which might otherwise constitute a legal or equitable discharge of a surety or guarantor. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security. The liability of the Guarantor hereunder shall in no way be affected or impaired by any acceptance by the Bank of any direct or indirect security for, or other guaranties of, the Obligations or any other indebtedness, liability or obligations of the Borrower, the Guarantor or other person to the Bank or by any failure, delay, neglect or omission of the Bank to realize upon or protect any

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Obligations or any such other indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor, or by any approval, consent, waiver or other action taken or omitted to be taken by the Bank (except payment to, or express written waiver, release or consent by, the Bank). Upon occurrence of any Event of Default, the liabilities and obligations of the Guarantor hereunder shall, at the option of the Bank, become forthwith due and payable to the Bank without demand or notice of any nature, all of which are expressly waived by the Guarantor. Payments by the Guarantor hereunder may be required by the Bank on any number of occasions.

     3.     No Impairment.     The Guarantor agrees that its obligations
hereunder shall not be impaired, modified, changed, released or limited in any manner whatsoever by any impairment, modification, change, release or limitation of liability of the Borrower or its estate by reason of the commencement of any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of the Borrower or its property under any law relating to bankruptcy, insolvency, reorganization, relief of debtors or seeking appointment of a receiver, trustee, custodian or similar official for the Borrower or for all or part of its property.

     4.     Guarantor's Further Agreement to Pay.     The Guarantor further
agrees to pay to the Bank forthwith upon demand, in funds immediately available to the Bank, all costs and expenses (including court costs and reasonable attorneys' fees) incurred or expended by the Bank in connection with the enforcement of this Guaranty.

     5.     Termination of Guaranty.     It is the intention hereof that the
Guarantor shall remain liable under this Guaranty until all of the Obligations have been fully paid and performed notwithstanding any act, omission or thing (except payment to, or express written waiver, release or consent by, the Bank) which might otherwise operate as a legal or equitable discharge of the Guarantor. Notwithstanding anything contained herein to the contrary, the Guarantor agrees that to the extent all or any part of any payment of any of the Obligations previously received by the Bank pursuant to the Swing Line Note or otherwise is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other person under any bankruptcy code, common law, or equitable cause, or otherwise required to be returned by the Bank for any reason, whether by court order, administrative order or settlement, this Guaranty and the obligation or part thereof intended to be satisfied shall be revived and reinstated and continued in full force and effect as to the Guarantor's obligations hereunder, and the Guarantor agrees that it shall immediately pay to the Bank the amount of such payment, notwithstanding any termination of this Guaranty or any cancellation of the Swing Line Note.

     6. Security; Setoff. The Guarantor hereby grants to the Bank, as security for the full and punctual payment and performance of the Guarantor's obligations hereunder, a continuing lien on and security interest in all deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor. Regardless of the adequacy of any collateral or other means of obtaining repayment of the Obligations, the Bank may at any time upon or after the occurrence of any Event of Default, and without notice to the Guarantor, set off the whole or any portion or portions of any or all deposits and other sums credited by or due from the Bank to the Guarantor or subject to withdrawal by the Guarantor against amounts payable under this Guaranty, whether or not any person or persons could also withdraw money therefrom.


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     7.     Bank's Freedom to Deal with Borrower and Other Parties.  The Bank shall be at liberty, without giving notice to or obtaining the assent of the Guarantor, and without relieving the Guarantor of any liability hereunder, to deal with the Borrower and with each other party who is now, or after the date hereof becomes, liable in any manner for any of the Obligations, in the manner as the Bank in its sole discretion deems fit and to this end the Guarantor hereby gives to the Bank full authority in its sole discretion to do any or all of the following things: (a) extend credit, make loans and afford other financial accommodations to the Borrower or to any such other party at such times, in such amount and on such terms as the Bank may approve, (b) vary the terms and grant extensions or renewals of any present or future indebtedness or obligation of the Borrower or of any such other party to the Bank, (c) grant extensions of time, waivers and other indulgences in respect thereof, (d) vary, exchange, release, or discharge, wholly or partially, or delay in or abstain from perfecting and enforcing any security or guaranty or other means of obtaining payment of any of the Obligations or any liability under this Guaranty, which security or guaranty the Bank now has or acquires after the date hereof, (e) accept partial payments from the Borrower or such other party, (f) release or discharge, wholly or partially, any endorser or guarantor, and (g) compromise or make any settlement or other arrangement with the Borrower or any such other party. The Guarantor acknowledges that under the terms of the Swing Line Note, the Borrower may borrow, repay and reborrow proceeds of the Swing Line Loans from time to time and that the outstanding principal balance of Swing Line Loans may be reduced to zero and thereafter increased.

     8. Representations and Warranties of the Guarantors. The Guarantor represents and warrants that:

     (a) The execution, delivery and performance of this Guaranty (i) are within the Guarantor's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency, or official, (iv) do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation or articles of incorporation or by-laws of the Guarantor or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Guarantor, and (v) do not result in the creation or imposition of any Lien on any asset of the Guarantor, except pursuant to Section 6 of this Guaranty.

     (b) This Guaranty constitutes a valid and binding agreement of the Guarantor enforceable in accordance with its terms except as such enforceability may be (i) limited by any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally, and (ii) subject to general legal and equitable principles of good faith, fair dealing and equity, as well as considerations of public policy as the same may be held or deemed to apply.

     (c) The Guarantor's guaranty pursuant to this Guaranty reasonably may be expected to benefit, directly or indirectly, the Guarantor.

     9.     Waiver by Guarantor.  The Guarantor   hereby waives: (a) acceptance
or notice of acceptance of this Guaranty by the Bank; (b) notice of any action taken or omitted by the Bank in reliance hereon; (c) any duty on the part of the Bank to disclose to the Guarantor any facts they may now or hereafter know regarding the Borrower; (d) notice of presentment and demand for payment or performance of any of the Obligations; (e) protest and notice of dishonor or of default to the Guarantor, or to any other party with respect to the payment or performance of the Obligations hereby guaranteed; (f) any and all other notices

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whatsoever from the Bank to which the Guarantor might otherwise be entitled; and
(g) any requirement that the Bank be diligent or prompt in making demands hereunder, giving notice of any default by the Borrower or asserting any other right of the Bank hereunder. The Guarantor also irrevocably waives, to the fullest extent permitted by law, and agrees not to assert or take advantage of any and all defenses which at any time may be available in respect of the Guarantor's obligations to the Bank hereunder by virtue of: (i) the statute of limitations in any action hereunder or for the collection or the performance of any of the Obligations; (ii) the incapacity, lack of authority, death or disability of the Guarantor or any other person or entity, or the failure of the Bank to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of the Borrower, the Guarantor or any other person or entity; (iii) the failure of the Bank to give notice of any action or non-action on the part of any other person whomsoever, in connection with any of the Obligations; (iv) an election of remedies by the Bank which destroys or otherwise impairs any subrogation rights of the Guarantor, the right of the Guarantor to proceed against the Borrower for reimbursement, or the right of the Guarantor to seek contribution from any co-guarantor, or all or any combination of such rights; (v) the failure of the Bank to commence an action against the Borrower or any other person; (vi) any homestead exemption, valuation, stay, moratorium law or other similar law now or hereafter in effect; (vii) any defense based on lack of due diligence by the Bank in collection, protection or realization upon any collateral securing the Obligations; (viii) the amendment of, supplement to or waiver of any provision of the Swing Line Note; (ix) the failure of the Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty; and (x) any other legal or equitable defenses whatsoever to which the Guarantor might otherwise be entitled.

     10. No Contest with the Bank. So long as any Obligation remains unpaid or undischarged, the Guarantor will not, by paying any sum recoverable hereunder (whether or not demanded by the Bank) or by any means or on any other ground, claim any right of subrogation with respect to any of the Obligations guaranteed hereby or to any collateral now or hereafter granted to secure the Obligations or claim any setoff or counterclaim against the Borrower in respect of any liability of the Guarantor to the Borrower or of the Borrower to the Guarantor or, in proceedings under any federal or state bankruptcy code or insolvency proceedings of any nature, proceed in competition with the Bank in respect of payment hereunder or be entitled to have the benefit of any counterclaim or proof of claim or dividend or payment by or on behalf of the Borrower or the benefit of any other security for any Obligation which, now or hereafter, the Bank may hold or in which the Bank may have any share.

     11. Remedies Cumulative. Each right, privilege, power and remedy of the Bank under this Guaranty, the Swing Line Note or other agreement or instrument signed by the Borrower or the Guarantor, or under any other instrument of any other party securing or guaranteeing any of the Obligations or under applicable laws shall be cumulative and concurrent and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Bank of any or all such other rights, privileges, powers and remedies.

     No failure or delay by the Bank to exercise any right, power or privilege hereunder shall operate as a wavier of any such right, power or privilege nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

     12.     Demands and Notices.  All notices, requests and other

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communications to the parties hereunder shall be in writing and shall be given
(i) to the Guarantor in care of the Borrower at the address for the Borrower as referenced in the Swing Line Note, and (ii) to the Bank at its address as referenced in the Swing Line Note.

     13. Amendments, Waiver, Etc. No provision of this Guaranty can be changed, waived or discharged or terminated except by an instrument in writing signed by the Bank and the Guarantor. No course of dealing or delay or omission on the part of any party in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto.

     14. Counterparts. This Guaranty may be executed in any number of counterparts. Each of the counterparts will be considered an original, and all counterparts constitute but one and the same instrument.


     15. Pari Passu Obligations. The Guarantor warrants and represents that payment obligations and liabilities of the Guarantor under this Guaranty shall at all times rank pari passu with all other unsecured and unsubordinated payment obligations and liabilities (including contingent obligations and liabilities) of the Guarantor (other than those which are mandatorily preferred by laws or regulations of general application). The Guarantor shall assure that the representation set forth herein is true and correct at all times.

     16. Indemnity. The Guarantor agrees to indemnify the Bank against, and hold the Bank harmless from, any loss, cost, charge, expense (including reasonable attorneys' fees), claims, demands, suits, damages, penalties, taxes, fines, levies and assessments which may be asserted or imposed against, or suffered or incurred by, the Bank as a direct or indirect result of any representation or warranty of the Borrower made or deemed made under or in connection with the Swing Line Note or of the Guarantor herein being untrue or inaccurate in any respect or as a direct or indirect result of the failure by the Borrower or the Guarantor to observe, perform or comply with any of its respective covenants, undertakings or obligations set forth in the Swing Line Note or this Guaranty.

     17. Financial Information. The liability of the Guarantor under this Guaranty shall be reflected in the consolidated financial statements (or the notes thereto) of the Borrower and its Subsidiaries in accordance with GAAP.

     18. Maximum Liability. Notwithstanding anything in this Guaranty to the contrary, the maximum liability of the Guarantor under this Guaranty shall in no event exceed the maximum amount which could be paid out by the Guarantor without rendering this Guaranty, in whole or in part, void or voidable under applicable law, including, without limitation, (i) the Bankruptcy Code of 1978, as amended, and (ii) any applicable state or federal law relative to fraudulent conveyances.

     19. Subordination. In the event that Borrower is now or shall hereafter become indebted to the Guarantor, the Guarantor agrees that the amount of such indebtedness and all interest thereon shall at all times be subordinate as to lien, times of payment (after an Event of Default) and in all other respects to all sums at any time owing to the Bank under the Swing Line Note or any security thereof, and that after an Event of Default, the Guarantor shall not be entitled to enforce or receive payment on account of such other indebtedness until all sums owing to the Bank have been paid.

    20.     Miscellaneous Provisions.  This Guaranty is intended to take effect.

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as a sealed instrument to be governed by and construed in accordance with the laws of the State of South Carolina (but not including the choice of law rules thereof). This Guaranty shall bind the successors and assigns of the Guarantor and shall inure to the benefit of the Bank, its successors and assigns. All words herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or as the context may require. The descriptive headings of the several paragraphs of this Guaranty are inserted for convenience only and do not constitute a part of this Guaranty.



















































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IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.


                    GUARANTOR:

                    KEMET ELECTRONICS CORPORATION
                    a Delaware Corporation

                    By:/S/ J.J. Jerozal
                    Title: Chief Financial Officer


                    ACCEPTED:

                    WACHOVIA BANK OF SOUTH CAROLINA, N.A.

                    By:/S/ Suzanne L. Morrison
                    Title: Assistant Vice President